UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 1, 2026

GOPRO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36514	77-0629474
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
3025 Clearview Way, San Mateo, CA 94402
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 332-7600

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001	GPRO	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On September 1, 2026, GoPro, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Action Acquisitions LLC, a Delaware limited liability company (“Parent”), and Starman Optical, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). The Merger Agreement provides that, upon the terms and subject to the satisfaction or waiver (if waiver is permitted by applicable law) of the conditions set forth therein, Merger Sub will merge with and into GoPro (the “Merger”), with GoPro continuing as the surviving corporation and a subsidiary of Parent.

The Board of Directors of GoPro (the “Board”) unanimously determined that the Merger Agreement and the transactions contemplated thereby (including the Merger) are fair to, advisable and in the best interests of GoPro and GoPro’s stockholders. The Board unanimously approved and declared advisable the Merger Agreement and the transactions contemplated thereby (including the Merger), directed that the Merger Agreement be submitted to the stockholders of GoPro for their adoption and, subject to Section 5.2(e) of the Merger Agreement, resolved to recommend adoption of the Merger Agreement to the stockholders of GoPro.

Pursuant to the terms and subject to the conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”) and as a result of the Merger, each share of common stock of GoPro (the “Company Common Stock”) issued and outstanding immediately prior to the Effective Time (other than (i) any canceled shares and (ii) dissenting shares) will be canceled and automatically converted into the right to receive (i) 0.1 of a validly issued, fully paid and nonassessable share of common stock of the surviving corporation (the “Per Share Stock Consideration”) and (ii) $1.14 in cash, without interest and subject to any applicable withholding taxes and to a potential downward adjustment for any net working capital shortfall below a threshold provided in the Merger Agreement (the “Per Share Cash Consideration” and, together with the Per Share Stock Consideration, the “Merger Consideration”), payable to the holder thereof in accordance with the Merger Agreement.

Pursuant to the terms of the Merger Agreement, at the Effective Time: (i) each unvested restricted stock unit that is not subject to performance-based vesting (an “Unvested Company RSU”) will be assumed by the surviving corporation and converted into a restricted stock unit covering a number of shares of common stock of the surviving corporation equal to the number of shares of Company Common Stock subject to such Unvested Company RSU immediately prior to the Effective Time (an “Assumed RSU”); and (ii) each restricted stock unit that is subject to performance-based vesting (a “Company PSU”) will be assumed by the surviving corporation and converted into a performance stock unit covering a number of shares of common stock of the surviving corporation equal to the number of shares of Company Common Stock subject to such Company PSU immediately prior to the Effective Time (an “Assumed PSU” and, together with the Assumed RSUs, the “Assumed Awards”).

Each Assumed Award will remain subject to the same vesting schedule and other terms and conditions (including any accelerated vesting terms), and each Assumed PSU will remain subject to the same performance-based vesting conditions, as applied to the corresponding award immediately prior to the Effective Time. In addition, if the holder of an Assumed Award is terminated without cause by the surviving corporation, Parent or their applicable affiliate following the Effective Time, the vesting of the holder’s then-unvested Assumed Awards will accelerate (with any Assumed PSU vesting at the greater of actual performance or target) and will be settled promptly following such termination.

Each outstanding warrant to purchase shares of Company Common Stock (a “Company Warrant”) will be canceled and converted into, and will become a right to receive, an amount in cash, without interest, equal to the Black Scholes Value (as defined in the applicable Company Warrant) for such Company Warrant.

The consummation of the Merger is subject to customary closing conditions. Mutual conditions to the obligations of the parties include, among others, the following: (i) the adoption of the Merger Agreement by the holders of a majority of the outstanding shares of Company Common Stock entitled to vote thereon, voting together as a single class, in accordance with the General Corporation Law of the State of Delaware (the “Stockholder Approval”), (ii) the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and (iii) no governmental authority of competent jurisdiction having issued, enforced or entered any binding order following the date hereof that is in effect and restrains, enjoins, makes illegal or otherwise prohibits consummation of the Merger. Conditions to the obligations of each of GoPro, on the one hand, and Parent and Merger Sub, on the other hand, include, among others, the following: (i) that the other party(ies)’

representations and warranties in the Merger Agreement are true and correct, subject in certain cases to a materiality or material adverse effect (as defined in the Merger Agreement) or other qualified standard and (ii) that the other party(ies) have complied with or performed, in all material respects, the other party(ies)’ covenants and obligations in the Merger Agreement required to be performed at or prior to the consummation of the Merger. In addition, the obligations of Parent and Merger Sub to consummate the Merger are subject to the absence of a “Material Adverse Effect” (as defined in the Merger Agreement) with respect to GoPro and its subsidiaries, taken as a whole, following the date of the Merger Agreement.

GoPro has made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants (i) to conduct its operations, in all material respects, in the ordinary course of business consistent with past practice during the interim period between the execution of the Merger Agreement and the consummation of the Merger, (ii) not to engage in specified types of transactions or take specified actions during this period unless agreed to in writing by Parent, (iii) to convene and hold a meeting of GoPro’s stockholders for the purpose of the adoption of the Merger Agreement, and (iv) subject to certain exceptions, as described further below, not to withhold, withdraw or modify in a manner adverse to Parent the recommendation of the Board to the stockholders of GoPro to adopt the Merger Agreement.

From and after the date of the Merger Agreement, GoPro, its subsidiaries and their respective directors, officers and employees must comply with customary non-solicitation restrictions with respect to alternative acquisition proposals. Prior to obtaining the Stockholder Approval, the Board may, in certain circumstances, effect an “Adverse Recommendation” (as defined in the Merger Agreement), in connection with a “Superior Proposal” (as defined in the Merger Agreement) for the acquisition of GoPro, subject to complying with specified notice and other conditions set forth in the Merger Agreement.

The Merger Agreement contains certain termination rights for each of GoPro and Parent, including the right of GoPro to terminate the Merger Agreement at any time prior to receipt of the Stockholder Approval to accept a Superior Proposal after complying with certain requirements (including payment to Parent of a termination fee, as further described below). Prior to effecting an Adverse Recommendation or terminating the Merger Agreement to accept a Superior Proposal, the Board must comply with specified notice requirements to Parent and negotiate with Parent in good faith during a customary “match right period” and must determine, after taking into account any adjustments proposed by Parent in the context of such negotiations, that such Superior Proposal continues to constitute a Superior Proposal.

In addition, either party may terminate the Merger Agreement if the Merger is not consummated on or before December 31, 2026. The Merger Agreement further provides that GoPro will be required to pay Parent a termination fee of $10,000,000 under certain specified circumstances, including a termination by GoPro to accept a Superior Proposal.

Midtown Equities LLC has committed to provide funding to Parent at the closing of the Merger for the amounts payable by Parent under the Merger Agreement pursuant to an equity commitment letter executed and delivered concurrently with the execution of the Merger Agreement to which the Company is a third-party beneficiary solely for the purpose of, and to the extent of the specific performance right thereunder.

This summary of the principal terms of the Merger Agreement and the copy of the Merger Agreement filed as an exhibit to this report are intended to provide information regarding the terms of the Merger Agreement and are not intended to modify or supplement any factual disclosures about GoPro in its public reports filed with the Securities and Exchange Commission (“SEC”). In particular, the Merger Agreement and related summary are not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to GoPro, Parent, or Merger Sub or their respective affiliates.

The Merger Agreement includes customary representations, warranties and covenants of GoPro, Parent and Merger Sub made only for the purposes of the Merger Agreement and solely for the benefit of the parties to the Merger Agreement, in accordance with and subject to the terms of the Merger Agreement. The assertions embodied in those representations and warranties were made for the principal purpose of establishing the circumstances in which the parties to the Merger Agreement may have the right not to consummate the transactions contemplated thereby (based on the closing conditions therein that relate to the accuracy of such representations and warranties), rather than establishing matters as facts, and the representations, warranties and covenants set forth in the Merger Agreement (i) may be subject to important qualifications and limitations agreed to by GoPro, Parent and Merger Sub in connection with the negotiated terms thereof and (ii) are not intended to, and do not, confer upon any person other than the parties thereto any rights or remedies thereunder, including the right to rely upon the representations and warranties set forth therein. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to GoPro’s SEC filings or may have been used for purposes of allocating risk among GoPro, Parent and Merger Sub rather than establishing matters as facts. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts of GoPro, Parent and Merger Sub or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants does not purport to be accurate as of the date of filing of this Form 8-K and may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by GoPro. Accordingly, investors should read the representations and warranties in the Merger Agreement not in isolation but only in conjunction with the other information about GoPro, Parent and Merger Sub and their respective subsidiaries, affiliates and businesses that the respective companies include in reports, statements and other filings they may make with the SEC.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction involving GoPro and Parent. In connection with the proposed transaction, GoPro intends to file with the SEC and furnish to stockholders a proxy statement. This communication is not a substitute for the proxy statement or any other document that GoPro may file with the SEC or send to its stockholders in connection with the proposed transaction. INVESTORS AND STOCKHOLDERS OF GOPRO ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GOPRO AND THE PROPOSED TRANSACTION. The materials to be filed by GoPro will be made available to GoPro’s investors and stockholders at no expense to them and copies may be obtained free of charge on GoPro’s website at investor.gopro.com. In addition, all of those materials will be available at no charge on the SEC’s website at www.sec.gov.

GoPro and its directors, executive officers, other members of its management and employees may be deemed to be participants in the solicitation of proxies of GoPro stockholders in connection with the proposed transaction under SEC rules. Investors and stockholders may obtain more detailed information regarding the names, affiliations and interests of GoPro’s executive officers and directors in the solicitation by reading GoPro’s proxy statement for its 2026 annual meeting of stockholders, the Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and the subsequent Quarterly Reports on Form 10-Q, and the proxy statement and other relevant materials that will be filed with the SEC in connection with the proposed transaction when they become available. Information concerning the interests of GoPro’s participants in the solicitation, which may, in some cases, be different than those of GoPro’s stockholders generally, will be set forth in the proxy statement relating to the proposed transaction when it becomes available.

Forward-Looking Statements

This communication may contain forward-looking statements including, among other things, statements regarding the potential benefits of the proposed transaction; the prospective performance and outlook of GoPro’s business, performance and opportunities; the technologies to be added to GoPro’s portfolio; the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction; as well as any assumptions underlying any of the foregoing. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to risks, uncertainties, and assumptions. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Risks include, but are not limited to: (i) the ability to obtain the requisite approval from stockholders of GoPro; (ii) the risk that the proposed transaction may not be completed in a timely manner or at all; (iii) the possibility that competing offers or acquisition proposals for GoPro will be made; (iv) the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger

Agreement, including in circumstances that would require GoPro to pay a termination fee or other expenses; (vi) the effect of the pendency of the proposed transaction on GoPro’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, its business generally or its stock price; (vii) risks related to diverting management’s attention from GoPro’s ongoing business operations or the loss of one or more members of the management team; (viii) the risk that stockholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; (ix) changes in general economic, competitive, technological and/or industry-specific conditions affecting the businesses and industries in which GoPro operates; (x) actions by third parties, including government agencies; (xi) uncertainty regarding the expected financial performance of the combined company following completion of the proposed transaction; (xii) failure to realize the anticipated benefits of the proposed transaction within the expected time frame or at all, including as a result of a delay in completing the proposed transaction or integrating the businesses; (xiii) the ability of the combined company to implement its business strategy; and (xiv) other risk factors detailed from time to time in GoPro’s reports filed with the SEC, including GoPro’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed with the SEC, including documents that will be filed with the SEC in connection with the proposed transaction. The foregoing list of important factors is not exclusive. Any forward-looking statements speak only as of the date of this communication. GoPro does not undertake, and expressly disclaims, any obligation to update any forward-looking statements, whether as a result of new information or developments, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated September 1, 2026, by and among Action Acquisitions LLC, Starman Optical, Inc. and GoPro, Inc.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

* The schedules to the Agreement and Plan of Merger have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. GoPro will furnish copies of any such schedules to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GoPro, Inc.
(Registrant)

Dated:	September 2, 2026	By: /s/ Brian Tratt
Brian Tratt Chief Financial Officer (Principal Financial Officer)